Exhibit 99.2 4th QUARTER and FY 2022 INVESTOR PRESENTATION

23 Q4 2022

24 4th QUARTER and FY HIGHLIGHTS Note: Vivial contributed $89 million in reported revenue for the full year 2022. 4th Quarter Full Year $ in thousands 2022 2021 YoY% 2022 2021 YoY% Total SaaS Revenue $59,318 $47,475 24.9% $216,346 $171,052 26.5% Adjusted EBIDTA (2,222) (11,174) (13,393) (20,857) Adjusted EBIDTA Margin (3.7)% (23.5)% (6.2)% (12.2)% Total Marketing Services Revenue $220,050 $196,964 11.7% $986,042 $942,330 4.6% Adjusted EBIDTA 70,415 57,652 $346,735 $371,380 Adjusted EBIDTA Margin 32.0% 29.3% 35.2% 39.4% Consolidated Revenue $279,368 $244,439 14.3% $1,202,388 $1,113,382 8.0% Adjusted EBIDTA 68,193 46,478 333,342 350,523 Adjusted EBIDTA Margin 24.4% 19.0% 27.7% 31.5%

25 FINANCIAL REVIEW SAAS HIGHLIGHTS +25% YoY +13% YoY +10% YoY +114% YoY Revenue Growth Growing Subscribers ARPU Expansion ThryvPay TPV

26 Q4 2022 SEASONED NET DOLLAR RETENTION (NDR) 41K 91% MONTHLY ACTIVE USER (MAU) +37% YoY

27 Note: Excludes Vivial Holdings Q4-22 Q4-21 Marketing Services Billings (millions) $192.8 $230.9 YoY % (17%) (22%) FINANCIAL REVIEW TOTAL MARKETING SERVICES

28 $200M FINANCIAL REVIEW TOTAL MARKETING SERVICES High Sustained Adjusted EBITDA Margins 2022 2021 2020 2019 2018 2017 Marketing Services Adjusted EBITDA Margin Marketing Services Revenue $986M $942M $980M $1,293M $1,660M $1,243M 35% 39% 37% 36% 36% 39%

30 Q1 and FY 2023 OUTLOOK Company Provides Guidance For FY23 for SaaS and Marketing Services Q1 2023 Q2 2023 Q3 2023 Q4 2023 FY 2023 MANAGEMENT COMMENTARY TOTAL MARKETING SERVICES REVENUE $176 to $180 $182 to $186 $112 to $115 $165 to $168 $635 to $649 • Transition from 15 to 18 month print cycle creates a revenue recognition gap in Q3-23 according to accounting policy; has no impact on billings and free cash flow Adjusted EBITDA $185 to $187 • FY23 EBITDA margin impacted by timing of print revenue recognition; will normalize in FY24 (in millions, USD) Q1 2023 FY 2023 MANAGEMENT COMMENTARY TOTAL SAAS REVENUE $59.5 to $60.0 $257 to $259 • Company expects growth of 19% to 20% Adjusted EBITDA $(2.0) to $(3.0) Loss Turns Profitable • Company expects continued profitable U.S. SaaS with strategic growth investments in international markets

32 APPENDIX SEGMENT RESULTS Years Ended December 31, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 820,032 $ 211,801 $ 166,010 $ 4,545 $ 1,202,388 Segment Gross Profit 539,543 130,272 108,496 2,071 780,382 Segment Adjusted EBITDA 271,629 (3,686) 75,106 (9,707) 333,342 Years Ended December 31, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 797,493 $ 170,498 $ 144,837 $ 554 $ 1,113,382 Segment Gross Profit 539,866 104,944 60,761 (232) 705,339 Segment Adjusted EBITDA 318,230 (14,004) 53,150 (6,853) 350,523 Three Months Ended December 31, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 153,555 $ 47,061 $ 43,409 $ 414 $ 244,439 Segment Gross Profit 97,622 28,710 25,006 (8) 151,330 Segment Adjusted EBITDA 40,684 (6,693) 16,968 (4,481) 46,478 Three Months Ended December 31, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 187,755 $ 57,938 $ 32,295 $ 1,380 $ 279,368 Segment Gross Profit 124,413 34,944 18,802 746 178,905 Segment Adjusted EBITDA 59,758 83 10,657 (2,305) 68,193

33 $ IN THOUSANDS Q1-21 Q2-21 Q3-21 Q4-21 FY21 Q1-22 Q2-22 Q3-22 Q4-22 FY22 Net Income $ 36,506 $ 24,359 $ 35,624 $ 5,088 $ 101,577 $ 33,511 $ 58,002 $ 13,280 $ (50,445) $ 54,348 Income tax expense (benefit) 11,809 8,112 13,802 (986) 32,737 9,621 22,200 6,241 6,565 44,627 Interest expense 15,672 19,170 16,546 14,986 66,374 14,867 14,652 14,570 16,318 60,407 Depreciation and amortization expense 19,718 29,908 31,049 24,798 105,473 21,969 20,592 23,393 22,438 88,392 Restructuring and integration expenses 9,234 3,489 2,312 3,109 18,145 5,827 4,822 3,790 3,365 17,804 Transaction costs 10,546 5,440 3,987 5,086 25,059 1,720 1,616 1,461 1,322 6,119 Stock-based compensation expense 1,971 1,921 2,340 1,862 8,094 1,928 3,810 4,402 4,488 14,628 Other components of net periodic pension (benefit) cost (453) (272) (273) (13,831) (14,829) (70) (9,153) 3,928 (39,317) (44,612) (Gain) loss on remeasurement of indemnification asset — (844) (404) 1,247 (1) (400) (487) (585) (676) (2,148) Impairment charges — 3,611 — — 3,611 — 222 — 102,000 102,222 Other (70) 1,859 (2,624) 5,119 4,283 (5,256) (276) (5,048) 2,135 (8,445) Adjusted EBITDA $104,933 $ 96,753 $102,359 $ 46,478 $ 350,523 $ 83,717 $116,000 $ 65,432 $ 68,193 $ 333,342 APPENDIX NON-GAAP FINANCIAL RECONCILIATION *Figures may not foot due to rounding.

34 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX NON-GAAP FINANCIAL RECONCILIATION Three Months Ended December 31, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 124,413 $ 34,944 $ 18,802 $ 746 $ 178,905 Plus: Depreciation and amortization expense 4,419 1,379 3,614 168 9,580 Stock-based compensation expense 81 26 — — 107 Adjusted Gross Profit $ 128,913 $ 36,349 $ 22,416 $ 914 $ 188,592 Gross Margin 66.3% 60.3% 58.2% 54.1% 64.0 % Adjusted Gross Margin 68.7% 62.7% 69.4% 66.2% 67.5 % Three Months Ended December 31, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 97,622 $ 28,710 $ 25,006 $ (8) $ 151,330 Plus: Depreciation and amortization expense 3,493 1,102 5,594 53 10,242 Stock-based compensation expense 44 16 — — 60 Adjusted Gross Profit $ 101,159 $ 29,828 $ 30,600 $ 45 $ 161,632 Gross Margin 63.6% 61.0% 57.6% (1.9)% 61.9 % Adjusted Gross Margin 65.9% 63.4% 70.5% 10.9% 66.1%

35 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX NON-GAAP FINANCIAL RECONCILIATION Years Ended December 31, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 539,543 $ 130,272 $ 108,496 $ 2,071 $ 780,382 Plus: Depreciation and amortization expense 17,800 4,657 15,385 505 38,347 Stock-based compensation expense 332 89 — — 421 Adjusted Gross Profit $ 557,675 $ 135,018 $ 123,881 $ 2,576 $ 819,150 Gross Margin 65.8% 61.5% 65.4% 45.6% 64.9 % Adjusted Gross Margin 68.0% 63.7% 74.6% 56.7% 68.1 % Years Ended December 31, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 539,866 $ 104,944 $ 60,761 $ (232) $ 705,339 Plus: Depreciation and amortization expense 16,978 3,700 32,463 92 53,233 Stock-based compensation expense 309 71 — — 380 Adjusted Gross Profit $ 557,153 $ 108,715 $ 93,224 $ (140) $ 758,952 Gross Margin 67.7% 61.6% 42.0% (41.9)% 63.4 % Adjusted Gross Margin 69.9% 63.8% 64.4% (25.3)% 68.2%

36 APPENDIX SUPPLEMENTAL FINANCIAL INFORMATION The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Three Months Ended December 31, 2022 (in thousands) Marketing Services SaaS U.S. International Total Marketing Services U.S. International Total SaaS Revenue $ 187,755 $ 32,295 $ 220,050 $ 57,938 $ 1,380 $ 59,318 Adjusted EBITDA 59,758 10,657 70,415 83 (2,305) (2,222) Adjusted EBITDA Margin 31.8% 33.0% 32.0% 0.1% (167.0)% (3.7)% Three Months Ended December 31, 2021 (in thousands) Marketing Services SaaS U.S. International Total Marketing Services U.S. International Total SaaS Revenue $ 153,555 $ 43,409 $ 196,964 $ 47,061 $ 414 $ 47,475 Adjusted EBITDA 40,684 16,968 57,652 (6,693) (4,481) (11,174) Adjusted EBITDA Margin 26.5% 39.1% 29.3% (14.2)% NM (23.5)%

37 APPENDIX SUPPLEMENTAL FINANCIAL INFORMATION The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Years Ended December 31, 2022 (in thousands) Marketing Services SaaS US International Total Marketing Services US International Total SaaS Revenue $ 820,032 $ 166,010 $ 986,042 $ 211,801 $ 4,545 $ 216,346 Adjusted EBITDA 271,629 75,106 346,735 (3,686) (9,707) (13,393) Adjusted EBITDA Margin 33.1% 45.2% 35.2% (1.7)% (213.6)% (6.2)% Years Ended December 31, 2021 (in thousands) Marketing Services SaaS US International Total Marketing Services US International Total SaaS Revenue $ 797,493 $ 144,837 $ 942,330 $ 170,498 $ 554 $ 171,052 Adjusted EBITDA 318,230 53,150 371,380 (14,004) (6,853) (20,857) Adjusted EBITDA Margin 39.9% 36.7% 39.4% (8.2)% NM (12.2)%

38 APPENDIX FREE CASH FLOW RECONCILIATION Three Months Ended December 31, Years Ended December 31, (in thousands) 2022 2021 2022 2021 Net cash provided by operating activities $ 44,352 $ 49,032 $ 148,573 $ 170,571 Additions to fixed assets and capitalized software (9,888) (6,796) (29,233) (26,849) Free cash flow $ 34,464 $ 42,236 $ 119,340 $ 143,722